Jim McCutcheon Auctoneering Company
                               Old St. Marys Pike
                                  P.O. Box 4268
                              Parkersburg,WV 26104
                               Phone 304/485-6561
                                Fax 304/485-7877

Page 2

QUALIFICATIONS OF APPRAISING COMPANY

     The Jim McCutcheon Auctioneering Company specializes in the appraisal of timber, energy, construction and industrial machinery, trucks, trailers, aircraft, antiques and restauruanr equipment. jim McCutcheon Auctioneering Company manages numerous absolute auctions each year, totalling in the millions of dollaos. Many of these auctions are conducted at our own facility which is one of the finest in the United States. This "hands-on" experience is the heart of the appraisal expertise.

     An extensive research library consisting of the actual auction results of not only Jim McCutcheon Auctioneering Company but of all the major auctions in the country is maintained. the library also contains retail sales of equipment which is constantly updated.

     James M. McCutcheon started business in Parkersburg, Wes Virginia in 1953. The qualification for appraising comes from extensive hands-on experience.

     The McCutcheon Companies have joint ventured, built and developed in excess of $30 million worth of commercial and multi and single family properties in the West Virginia and Indiana areas.

     Mr. McCutcheon graduated Iowa School of Auctioneering in 1960, is a former instructor at Parkersburg Community College and has served in the West Virginia Legislature. At the present time, he is President and CEO of International LEasing, Inc.m, International Contractors, Inc,., Leased Housing Developers, II, and International Petroleum Investors, Inc. He id the individual owner and operator of the Jim McCutcheon Auctioneering Company and a quarter horse and Black Angus cattle farming operation.

                      Jim McCutcheon Auctioneering Company
                               Old St. Marys Pike
                                  P.O. Box 4268
                              Parkersburg, WV 26104
                               Phone 304/485-6561
                                Fax 304/485-7877


Page 3


STATEMENT OF LIMITING CONDITIONS

     THE FAIR MARKET VALUE appraisal are prices which can be expected from a private treaty sale, allowing adequate time for a buyer and seller to have a meeting of the minds, with the assets being in like condition as they are now. It is set forth to the best of the appraiser's knowledge and experience. National and economic conditions and/or government actions effecting prices in general could affect the indicated prices in particular.

     WE DETERMINE value by visual inspection. The items are photographed and/or video taped and a panel of McCutcheon's staff then reviews each item in the appraisal. All pertinent information is placed on permanent file in our office. The appraisal is established through the experience of the appraisers, utilizing a vast library of product information, and actual sales made by the McCutcheon Company at auction or by private treaty. the final decision is made by the fee appraiser.

     QUESTIONS AND/OR COMMENTS regarding this appraisal are welcome and should be directed to the fee appraiser.

     EVEN THOUGH ii is the firm belief of the Fee Appraiser that the information furnished in this appraisal report and the conclusions drawn from this information are true and correct, they are not guaranteed.

     THE FEE APPRAISER is not required to give testimony or appear in court, with reference to the property in question, unless arrangements have been previously made.

     THE FEE APPRAISER assumes no responsibility for matters of a legal nature affecting the property appraisal or the title, nor does the appraiser render any opinions as to the title, which is assumed to be good and marketable. The property is appraised as though under responsible ownership.

CONDITION

     THE FEE APPRAISER has used the following codes to identify the condition of the items:

N = New

E = Excellent - Has seen very little or limited use

     V = Very Good - Above average condition; may have been overhauled or have not had enough use to require overhaul

     G = Good - Average condition, with no known defects except as noted; in operating condition, but may need some repair or parts replacement soon

     F = Fair - Has seen considerable service and may require repair or replacement of worn parts

     P = Poor - Has seen hard service; needs repairs to be reliable, and may not be operational

S = Salvage

     THE FEE APPRAISER CERTIFIES he has no interest heretofore or contemplated in the future, in the personal property appraisal.

     He has personally inspected the property contained in this report to the extent that was reasonably possible.

     To the best of his knowledge and belief, all statements and information included in this appralsal are true and are based upon his objective findings. No pertinent information has been knoingly withheld or deleted in this report.

     Neither his employment nor compensation for preparing this appraisal report is contingent upon the value of the property appraised.

ITEM      QUANTITY        DESCRIPTION          CONDITION   EACH  MARKET  PICTURE
                                                                 VALUE
   1      1         1974 ASSEMBLED (Frehauf)     F                1,500.00     1
                    ALIA-ISAI float trailer,
                    40' overhaul, 40' flat
                    deck, tandem axle,
                    10:00x20 tires.


   2     1          1974 ASSEMBLED van           F               1,500.00      2
                    trailer, SN 312D2AAE
                    D2006, tandem axle, 10:
                    x20 tires.

                                                 F
   3     1          1982 ASSEMBLED 35 ton                        5,500.00      3
                    lowboy trailer, SN WV
                    78989, 34' overall, 22'
                    flat deck, 10:00x15 tires.


                                                 G
   4     1          (8) float trailers, SN                      18,000.00  none
                    N/A. There are a total of
                    eight float trailers that
                    appraiser is unable to
                    identify.  As there are
                    no serial numbers
                    visible, appraiser has
                    appraised value at
                    $2,250.00 each, based on
                    an average condition FAIR.

ITEM      QUANTITY        DESCRIPTION          CONDITION   EACH  MARKET  PICTURE
                                                                 VALUE
                                                 F
   5     1          1978 FORD 9000 flat bed
                    truck, SN U91TV882110,
                    odometer reading 131,824
                    miles, GM DETROIT 6-71
                    diesel engine, SPICER
                    Airmatic 8 speed
                    transmission, 222' wheel
                    base, tandem rear axles,
                    12,000 lb. front and
                    38,000 lb. rear axles,
                    GARWOOD 30,000 lb. winch,
                    18' oilfield bed with
                    headache rack and rolling      F             8,750.00      5
                    tail board, 10:00x22
                    front and 10:00x20 rear
                    tires.



   6      1         1978 INTERNATIONAL F-2574      F
                    vacuum truck, SN
                    CF257HHA13442, odometer
                    reading 162,024 miles,
                    CUMMINS PT270 diesel engine
                    with Jake brake, FULLER RTO
                    958LL transmission, 12,000
                    lb. front and 38,000 lb. rear
                    axles, DICKIRSON 70 bbl tank,
                    10:00x20 front and 10:  x20
                    rear tires.

Page 7
ITEM      QUANTITY        DESCRIPTION          CONDITION   EACH  MARKET  PICTURE
                                                                 VALUE


                                                   G            17,500.00     6
   7      1         1982 FORD F-250 4 wheel drive
                    pickup truck, SN
                    2FTFF26F9CCA13584. odometer
                    reading 189,312 miles, FORD
                    V-8 gasoline engine, 4 speed
                    transmission, 10' flat bed,
                    16" tires.                      P           1,500.00      7

   8      1         1980 MACK RD686SX winch
                    truck, SN RD686SX7425,
                    odometer reading 95,777
                    miles, MACK 300 diesel engine
                    with Jake Brake, MACK 5 & 4
                    speed transmission, double
                    frame, tandem rear axles,
                    18,000 lb. front and 44,000
                    lb. rear axles, TULSA 64,000
                    lb. winch, fifth wheel
                    oilfield bed with headache
                    rack, 10:00x22 tires.
                                                  G            17,500.00       8
   9      1         1974 MACK RD686S winch truck,
                    SN 1486, MACK 237 diesel
                    engine with Jake brake, MACK
                    5 & 4 speed transmission,
                    tandem rear axles, 12,000 lb.
                    front and 44,000 lb. rear
                    axles, TULSA 64,000 lb.
                    winch, fifth wheel oilfield
                    bed with headache rack and
                    rolling tailboard             F             8,500.00       9

   10     1         ALLIS CHALMERS 706 forklift, SN N/A,
                    ALLIS CHALMERS diesel engine, EROPS,
                    8,000 lb. capacity, 40" forks,
                    12.5x16" front and 16.9x24" rear tires.
                                                  F             7,500.00      10
   11     1         1982 JOHN DEERE 310B backhoe/loader,
                    SN 039823T, odometer reading 199
                    houirs, JOHN DEERE powersift diesel
                    engine, ROPS, 24" bucket, 10x15 front
                    and 16.9x24 rear tires.
                                                  G             12,500.00     11
   12     1         1986 DITCH WITCH R100P trencher, SN
                    750937, odometer reading 708 hours,
                    PERKINS diesel engine, powershift
                    transmission, ROPS. 6 way blade, crumb
                    bar, 21.51-16 tires.
                                                  G             17,500.00     12
   13     1         1981 KOMATSU D65E crawler tractor, SN
                    34557, odometer reading 6,331 hours,
                    CUMMINS NH 220 powershift diesel
                    engine, ROPS, "C" frame hydraulic
                    manual angle 12" blade, CARCO 60
                    winch, engine enclosures.
                                                 G              22,500.00     13
   14     1         1981 KOMATSU D65E-6 crawler tractor,
                    SN 34503, odometer reading 5,748
                    hours, CUMMINS NH220 diesel engine,
                    powershift transmission, ROPS, "C"
                    frame twin hydraulic tilt and manual
                    angle 12' blade, CARCO 60 winch,
                    engine enclosures.           G              22,500.00     14

Page 8
ITEM      QUANTITY        DESCRIPTION          CONDITION   EACH  MARKET  PICTURE
                                                                 VALUE

   15     1         1981 JOY WB-12 booster, SN 51414-81,
                    odometer reading 438 hours, GM
                    DETROIT 12V71T diesel engine, COTTA
                    GR16A transmission, 5x7 cylinders,
                    15,000 lb. rod load MOUNTED ON
                    ASSEMBLED 34' trailer, tandem axle,
                    10:  x20 rear tires.
                                                 G              35,000.00    15
   16     1         1979 GARDNER DENVER RXL8 booster, SN
                    N/A, odometer reading N/A, DETROIT
                    8V71 diesel engine, skid mounted.
                                                 F              12,000.00    16
   17     1         (2) 1979 GARDNER DENVER STQYSA air
                    compressors, SN N/A, odometer
                    reading N/A, CATERPILLAR 3408 diesel
                    engine, 750 cfm/300 psi, skid
                    mounted, @$250,000. each.
                                                 F              40,000.00    16
   18     1         1979 GARDNER DENVER STQYSA air
                    compressor, SN N/A, odometer reading
                    N/A, CATERPILLAR 3408 diesel engine,
                    900/cfm/250/psi, skid mounted.
                                                 F              22,500.00    16
   19     1         (2) 1979 GARDNER DENVER STQYSA air
                    compressors, SN N/A, odometer
                    reading N/A, DETROIT 8V-92 diesel
                    engine, 900 cfm/250 psi, skid
                    mounted, @20,000. each.      F              40,000.00    16

Page 9
ITEM      QUANTITY        DESCRIPTION          CONDITION   EACH  MARKET  PICTURE
                                                                 VALUE


   20      1          (4) LEROI air packages, SN N/A,
                      odometer reading N/A, GM
                      DETROIT 6V-71 diesel engine,
                      570 cfm/125 psi, unitized and
                      skidded with MYERS triplex soap
                      pump powered by WAUKASHA
                      engine, soap tank MOUNTED on
                      34' float trailer, tandem axle,
                      10:  x20 tires.

                      NOTE:  This unit recently
                      reconditioned to make field
                      ready for drilling.
                                                  G             32,500.00    20
   21      1          1971 WITCHTEX R-4 double drum
                      drillng rig, SN 71-994,
                      odometer reading N/A, G
                      DETROIT 8V71T diesel engine,
                      70'  150,000 lb. hydraulic
                      raised and scoped derrick,
                      hydraulic levelers, tandem
                      axle, 10:00x20 tires.       P              8,500.00    21

ITEM      QUANTITY        DESCRIPTION          CONDITION   EACH  MARKET  PICTURE
                                                                 VALUE
   22       1         1979 WILSON Mogul 42 single drum
                      drilling rig, SN 7348, odometer
                      reading N/A, GM DETROIT 12V71T
                      diesel engine, 102'  250,000 lb.
                      hydraulic raised and scoped
                      derrick, hydraulic levelers,
                      17-1/2" GARDNER DENVER rotary
                      table, automatic driller, MARTIN
                      DECKER weight indicator, WILSON
                      100 ton blocks with Hydra hook,
                      rat hole digger, 4-1/4"x40'
                      square kelly with bushings,
                      GARDNER DENVER 150 ton swivel,
                      elevators, slips, drill collar
                      clamp, tongs and heads, 3000 lb.
                      annular BOP, hydramatic brakes,
                      makeup and breakout cat heads,
                      WILSON "V" door with back on ramp
                      MOUNTED ON 1979 WILSON tri-axle
                      trailer, 10:00x20 tires.

                      Doghouse with lockers, electric and gas heat, KATO light plant, WAUKASHA skid mounted gasoline engine, MARTIN
                      DECKER Record-o-Graph MOUNTED ON 8' x 40' tandem axle trailer.

                                                   G         125,000.00  22A,B,C

Page 11
ITEM      QUANTITY        DESCRIPTION          CONDITION   EACH  MARKET  PICTURE
                                                                 VALUE
   23      1         1982 WITCHTEX R-3 double drum with
                     air clutches drilling rig, SN N/A,
                     odometer reading N/A, GM DETROIT
                     8V-71 diesel engine with torque
                     converter, (1) spinning cathead,
                     (1) plain cathead, hydraulic
                     breakout cathead, (2) MCKISSICK
                     3-sheeve blocks, complete handling
                     tools, GARDNER DENVER 17-1/2" X
                     44" rotary table, MARTIN DECKER
                     weight indicator, MARTIN DECKER
                     Recored-o-Graph, VARCO 4-1/4" X
                     40" square kelly with bushings
                     (new), 100 ton swivel, SNELSON
                     lighting, KATO generator with
                     WAUKESHA engine MOUNTED ON 1982
                     WITCHTEX tandem axle trailer, 10:
                     x20 tires.

                     Doghouse with lockers, heaters, lights, knowledge box, 2000 gallon fuel tank, MOUNTED ON 8' X 40' tandem axle trailer.

                     NOTE:  This unit just
                     reconditioned to make field ready.

                                                  G        150,000.00    23A,B,C
   24      1         CABOT-FRANKS 844/80 DTM Cruiser
                     double drum service rig, SN
                     74003-2. odometer reading N/A,
                     FRANKS right angle drive engine,
                     7" X 8-5/8" X 65' cable raised
                     pole, MCKISSICK 35 ton blocks and
                     hook, service tools, MOUNTED ON
                     1970 MACK DM611S truck, SN 2824,
                     odometer reading N/A, MACK 237
                     diesel engine with Jake brake,
                     MACK 5&3 speed transmission,
                     18,999 lb. front and 44,000 lb.
                     rear axles, tandem axle, 12:00x20
                     front and 10:00x20 rear tires.
                                                F           27,500.00        24

ITEM      QUANTITY        DESCRIPTION          CONDITION   EACH  MARKET  PICTURE
                                                                 VALUE
   25      1         (2) GASSO 1550-C 2-1/2" to 5"X10"
                     pump truck, (2) GM DETROIT 4-71
                     diesel engines, water holding tank,
                     all hoses and connections necessary
                     for cementing operation MOUNTED ON
                     1977 FORD L9000 truck, SN
                     U91TVY49692, odometer reading 88,251
                     miles, GM DETROIT 8V-71 diesel
                     engine with Jake brake, FULLER
                     RT09513 transmission, 18,000 lb. G       21,500.00      25
                     front and 38,000 lb. rear axles,
                     10:  x20 tires.

   26      1         1971 INTERNATIONAL Fleetstar 2000
                     bulk cement truck, SN 457240G448531,
                     odometer reading 8,831 miles, GM
                     DETROIT 6-71 diesel engine, FULLER
                     RT9581 13 speed transmission, 186"
                     wheel base, 12,000 lb. front and
                     38,000 lb. rear axles, tandem axle, F    2,500.00       26
                     10:00x20 tires.

   27      1         WASHINGTON 12" air head, flange,
                     body and rubber.                    G    3,250.00     none

   28     24         Drill collars - sizes from 5-7/8" to F     600.00
                                                             14,400.00     none
                     7".

   29   900(+/-) ft. 4-1/2" grade E drill pipe, 16.60
                     lb., plastic coated, hard banded.    G      5.00
                                                             4,500.00        29

   30  6330(+/-) ft. 3-1/2" drill pipe, 3-1/2  IF joints,
                     Grade E 13.30 lb., plastic coated,   F      2.50
                     hard banded.                           15,825.00       none

   31    1           LIMA 15KW light plant, WAUKESHA
                     gasoline engine, skid mounted.       F  2,500.00         31

ITEM      QUANTITY        DESCRIPTION          CONDITION   EACH  MARKET  PICTURE
                                                                 VALUE


   32    1         LIMA 15 KW light plant, SN N/A, F
                   WAUKESHA gasoline engine, skid
                   mounted.                                 2,500.00         31

   33    1         OILWELL P102-5 7-1/2" X 12" mud
                   pump, GM DETROIT 8V-71 diesel
                   engine, OTECO chear valve, mud
                   gauge, skid mounted.            F        7,500.00         33

   34    1         1962 HARRIS J 210 FED air
                   compressor, 6 cyl. gasoline engine,
                   100 psi/210 cfm, skid mounted with
                   jack hammer.             F               1,000.00         34

   35    1         COFFING 2 ton electric hoist  G            800.00        none

   36    1         RIDGID 14" electric metal saw F            500.00          36

   37    1         HOBART GRD-250 arc welder, SN                            none
                   12C-22877, 250 amp with leads. F           350.00

   38    1         MILLER Big 40 welder, SN N/A, 4
                   cyl. gasoline engine with leads. F         1,200.00      none

   39    1         1980 JET JVM-830f vertical milling
                   machine, SN 8619, 3 hp electric
                   engine.                           G        2,500.00        39

   40   14 each    210 bbl. frac tanks, skid mounted. F       1,200.00
                                                             16,800.00      none


   41    1         1966 WINSLOW 600 bbl two
                   compartment concrete batching bin,
                   30 cu. ft. weight batcher and 2
                   beam scale.                       G        3,500.00        41




                           TOTAL APPRAISAL                            756,925.00